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                                  June 23, 1997



U S Liquids Inc.
411 North Sam Houston Parkway E.
Suite 400
Houston, Texas  77060-3545

Van Kasper & Company
600 California Street
Suite 1700
San Francisco, California  94111


Ladies and Gentlemen:

     The undersigned, who is or will become the registered or beneficial owner of shares of common stock (the "Common Stock") of U S Liquids Inc., a Delaware corporation (the "Company"), understands and agrees as follows:


     1. The Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-1 under the Securities Act of 1933, as amended (the "Registration Statement"), contemplating the public offering of shares of Common Stock by the Company (the "Offering").


     2. The Company and Van Kasper & Company, acting as Representative (the "Representative") of the several Underwriters (the "Underwriters") for the Offering, have agreed (and the undersigned acknowledges) that sales of Common Stock by the officers, directors and other stockholders of the Company within


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Van Kasper & Company                                            June 23, 1997
                                                                       Page 2

the 180-day period after the date of the Underwriting Agreement for the Offering, which is to be entered into between the Company and the Underwriters (the "Underwriting Agreement"), could have an adverse effect on the Offering and that the public to whom the Common Stock is being offered in the Offering should be protected for a reasonable time from the impact and effect of such sales.


     3. It is in the best interest of the Company and all stockholders of the Company for the Offering to be successful and for there to be a stable and orderly public market after the Offering is completed.

     Therefore, in order to induce the Company and the Underwriters to proceed with the Offering, the undersigned agrees that, prior to the expiration of 180 days from the date of the Underwriting Agreement, the undersigned will not, directly or indirectly, offer, sell, contract to sell, grant any option to purchase or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or grant any rights with respect to any shares of Common Stock (or any securities convertible into, exchangeable for or exercisable for Common Stock), now owned or hereafter acquired directly or indirectly by the undersigned or with respect to which the undersigned has power of disposition, or publicly announce an intention to do any of the foregoing, in each case without the prior written consent of the Representative. The date of the Underwriting Agreement is expected to be the same day as or one day before the Registration Statement becomes effective by order of the Securities and Exchange Commission.

     The undersigned confirms that he, she or it understand that the Underwriters and the Company will rely upon the representations set forth in this letter agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent

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Van Kasper & Company                                            June 23, 1997
                                                                       Page 3

against the transfer of securities of the Company held by the undersigned except in compliance with this letter agreement.

     The agreements provided for herein shall be effective only if the Offering takes place on or prior to September 30, 1997.


                                            ---------------------------------
                                            (Signature)


                                            ---------------------------------
                                            (Print Name of Director, Officer
                                            or Stockholder)